SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                  FORM 8-K/A


                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): June 30, 1999


                         GREKA Energy Corporation
            (Exact name of registrant as specified in its charter)

         Colorado                  0-20760                     84-1091986
(State or other jurisdiction     (Commission                 (IRS Employer
      of incorporation)          File Number)              Identification No.)


630 Fifth Avenue, Suite 1501
New York NY                                                       10111
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (212) 218-4680


     The sole purpose of this amendment to the registrant's Current Report on Form 8-K dated June 30, 1999 and filed July 14, 1999 is to file the pro forma financial statements required under Item 7.


Item 2.   Acquisition or Disposition of Assets.

         On June 30, 1999, the Company completed the sale of the assets of its wholly owned subsidiary, Sabacol, Inc. ("Sabacol"). Sabacol's assets, all of which were located in the country of Colombia, consisted of a 50% interest in a 118 mile long pipeline and varying interests in oil producing properties. The purchase price consisted of interests in oil and gas producing properties in California and assumptions and releases of debts related to the Colombia operations. Additional consideration includes a potential earnout based upon a re-valuation of reserves, whereby the Company could receive on March 31, 2000 up to an additional $5,000,000 payable in cash or by the reassignment of Sabacol's pipeline interest and have an option to repurchase the Colombian assets for $12,000,000 if exercised prior to May 31, 2000. The contract was negotiated at arms length over a period of not less than 60 days. The Purchaser, Omimex Group, was the owner of the balance of the pipeline and operated all of Sabacol's oil and gas properties in Colombia.

Item 7.   Financial Statements and Exhibits.


     (b) Pro forma financial statements giving effect to the disposition of the Sabacol assets are furnished below the list of exhibits.


     (c) Exhibits:

     Exhibit 4.1 Asset Purchase Agreement.  Incorporated by reference to Exhibit
4.1 to 10-QSB for period March 31, 1999 SEC File #0-20760.


     Exhibit 4.2 Closing Agreement (filed as Exhibit 4.2 to the registrant's Current Report on Form 8-K dated June 30, 1999 and filed July 14, 1999 (File No. 0-20760) and incorporated herein by reference)



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


                            GREKA Energy Corporation

       Notes to Unaudited Proforma Consolidated Statements of Operations

     Proforma consolidated statements of operations are presented for the year ended December 31, 1998, and for the six-month period ended June 30, 1999. When compared with the Greka historical statements of operations for each period, the proforma statements of operations are adjusted to reflect the effect of the sale of the Company's oil and gas property located in Colombia as if the sale of the assets had occurred on January 1 of each proforma period.













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                    Greka Energy Corporation and Subsidiaries
                  Proforma Consolidated Statement of Operations
                    Year Ended December 31, 1998 (Unaudited)


                                          Greka       Proforma
                                        Historical  Adjustments(1)  Proforma
                                       -----------  -----------    ---------
Revenues
 Oil and gas revenues                  $19,793,895  ($6,627,704) $13,166,191
 Other revenues                          3,683,249     (747,047)   2,936,202
                                       -----------  -----------  -----------
   Total Revenues                       23,477,144   (7,374,751)  16,102,393

Cost and Expenses
 Production cost                        13,729,482   (3,866,520)   9,862,962
 General and administrative              8,071,750     (253,435)   7,818,315
 Depreciation, depletion and
   amortization                          4,842,097     (938,135)   3,903,962
 Writedown of oil and gas properties     3,171,485            0    3,171,485
                                       -----------  -----------  -----------
Total Cost and Expenses                 29,814,814   (5,058,090)  24,756,724

 Operating Income (Loss)                (6,337,670)   2,316,661   (8,654,331)

Other Income (Expense)
 Interest income                           221,084                   221,084
 Interest expense                       (3,739,727)     744,237   (2,995,490)
 Other                                    (393,272)      53,078     (340,194)
                                       -----------  -----------  -----------
   Total Other Income (Expense)         (3,911,915)     797,315   (3,114,600)
                                       -----------  -----------  -----------
Income (loss) before income taxes      (10,249,585)   1,519,346  (11,768,931)

Provision for income taxes                (918,200)    (918,200)           0

Minority interest in loss of
  consolidated subsidiary                  114,427            0      114,427
                                       -----------  -----------  -----------
Net Income (Loss)                      (11,053,358)     601,146 ($11,654,504)

Foreign currency translation
  adjustments                             (151,720)    (151,720)          $0
                                       -----------  -----------  -----------
Net Comprehensive loss                ($11,205,078)    $449,426 ($11,654,504)
                                      ============  ===========  ===========
Loss per share of common stock-
  basic & diluted                           ($2.67)                   ($2.77)
                                      ============               ===========
Weighted average number of shares
 outstanding                             4,200,988                 4,200,988
                                      ============               ===========


 NOTES TO UNAUDITED PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS

 (1) The unaudited proforma consolidated statements of operations have been prepared to reflect the adjustments to Greka Energy Corporation and Subsidiaries statement of operations for the year ended December 31, 1998 to reflect the effect of the sale of the Company's oil and gas property located in Colombia as if the sale had occurred on January 1, 1998.


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                    Greka Energy Corporation and Subsidiaries
                  Proforma Consolidated Statement of Operations
               For the Six Months Ended June 30, 1999 (Unaudited)


                                          Greka       Proforma
                                        Historical  Adjustments(1)  Proforma
                                       -----------  -----------    ----------
Revenues
 Oil and gas sales                      $4,695,414    ($583,335)  $4,112,079
 Refinery product sales                  3,533,088            0    3,533,088
 Other                                     820,056     (305,658)     514,398
                                       -----------  -----------  -----------
   Total Revenues                        9,048,558     (888,993)   8,159,565
                                       -----------  -----------  -----------
Expenses
 Production costs                        2,582,749   (1,043,067)   1,539,682
 Refinery product cost of sales          2,065,651            0    2,065,651
 General and administrative              1,587,003     (114,096)   1,472,907
 Depletion, depreciation, &
   amortization                          1,719,186     (328,174)   1,391,012
                                       -----------  -----------  -----------
   Total Expenses                        7,954,589   (1,485,337)   6,469,252
                                       -----------  -----------  -----------
Operating Income                         1,093,969      596,344    1,690,313

Other Income (Expenses)
 Equity in pre-acquisition loss of Saba   (553,483)    (174,132)    (727,615)
 Other, net                                679,265     (762,192)     (82,927)
 Interest expense                         (646,271)     301,910     (344,361)
                                       -----------  -----------  -----------
   Total Other Income (Expenses)          (520,489)    (634,414)  (1,154,903)
                                       -----------  -----------  -----------
Income before income taxes                 573,480      (38,070)     535,410

Provision for Colombian taxes              472,100     (472,100)           0
Minority interest in (loss) of
 consolidated subsidiary                   (20,617)                  (20,617)
                                       -----------  -----------  -----------
Net Income (Loss)                          121,997      434,030      556,027

Other Comprehensive Income - net of
 tax on Foreign currency translation
 adjustments                                63,982                    63,982
                                       -----------  -----------  -----------
Comprehensive Income (Loss)               $185,979     $434,030     $620,009
                                       ===========  ===========  ===========
Net Earnings (Loss) per common share
 Basic and Diluted                           $0.03                     $0.15
                                       ===========               ===========
Weighted average Common shares
 Outstanding, Basic and Diluted          3,626,639                 3,626,639
                                       ===========               ===========

 NOTES TO UNAUDITED PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS

 (1) The unaudited proforma consolidated statements of operations have been prepared to reflect the adjustments to Greka Energy Corporation and Subsidiaries statement of operations for the six months ended June 30, 1999 to reflect the effect of the sale of the Company's oil and gas property located in Colombia as if the sale had occurred on January 1, 1999.


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

                    Greka Energy Corporation and Subsidiaries
                  Proforma Consolidated Statement of Operations
                      For the Year Ended December 31, 1998
                                    Unaudited

                       Greka        Greka        Proforma        Greka
                    Predecessor   Acquisition    adjustments   Historical
                    -----------   -----------    -----------   -----------
 Revenues              $145,813   $23,331,331              $0   $23,477,144

 Expenses             5,693,458    51,982,154     (23,145,110)   34,530,502
                    -----------  ------------     -----------  ------------
 Net Income (Loss)  ($5,547,645) ($28,650,823)    $23,145,110  ($11,053,358)
                    ===========  ============     ===========  ============

The combination directly above was the subject of a Form 8 K filed by Greka Energy Corporation June 7, 1999




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

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 13, 1999             GREKA ENERGY CORPORATION


                                     By: /s/ Randeep S. Grewal
                                         ----------------------------------
                                         Randeep S. Grewal, Chairman and
                                          Chief Executive Officer















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